                                                             EXHIBIT 23(A)(I)(B)

                               AMENDED SCHEDULE A

                                       TO

    AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF WT MUTUAL FUND

                         SCHEDULE OF SERIES AND CLASSES

                          AS AMENDED NOVEMBER 29, 2005

PORTFOLIO                                                  CLASS OF SHARES
---------                                                  ---------------
1.  Roxbury Mid-Cap Fund                                   Institutional
                                                           Investor
2.  Roxbury Small-Cap Growth Fund                          Institutional
                                                           Investor
3.  Roxbury Micro-Cap Fund                                 Institutional
                                                           Investor
4.  Wilmington Broad Market Bond Fund                      Institutional
                                                           Investor
5.  Wilmington Large-Cap Core Fund                         Institutional
                                                           Investor
6.  Wilmington Large-Cap Growth Fund                       Institutional
                                                           Investor
7.  Wilmington Multi-Manager Large-Cap Fund                Institutional
                                                           Investor
                                                           Service
8.  Wilmington Multi-Manager Mid-Cap Fund                  Institutional
                                                           Investor
                                                           Service
9.  Wilmington Multi-Manager Small-Cap Fund                Institutional
                                                           Investor
                                                           Service
10. Wilmington Multi-Manager International Fund            Institutional
                                                           Investor
11. Wilmington Multi-Manager Real Estate Securities Fund   Institutional
                                                           Investor
12. Wilmington Large-Cap Value Fund                        Institutional
                                                           Investor
13. Wilmington Municipal Bond Fund                         Institutional
                                                           Investor
14. Wilmington Prime Money Market Fund                     Investor
                                                           Service
15. Wilmington Short-Term Bond Fund                        Institutional
                                                           Investor

PORTFOLIO                                                  CLASS OF SHARES
---------                                                  ---------------
16. Wilmington Short/Intermediate Bond Portfolio           Institutional
                                                           Investor
17. Wilmington Small-Cap Core Fund                         Institutional
                                                           Investor
18. Wilmington Tax-Exempt Money Market Fund                Investor
                                                           Service
19. Wilmington U.S. Government Money Market Fund           Investor
                                                           Service
20. Wilmington Mid-Cap Core Fund                           Institutional
                                                           Investor
21. Wilmington Small-Cap Growth Fund                       Institutional
                                                           Investor
22. Wilmington Small-Cap Value Fund                        Institutional
                                                           Investor
23. Wilmington ETF Allocation Fund                         Institutional
                                                           Investor
24. Wilmington Aggressive Asset Allocation Fund            Institutional
                                                           Investor
25. Wilmington Moderate Asset Allocation Fund              Institutional
                                                           Investor
26. Wilmington Conservative Asset Allocation Fund          Institutional
                                                           Investor


                                       A-2